UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 20, 2001
                        (Date of earliest event reported)

                    Universal Beverages Holdings Corporation
             (Exact name of registrant as specified in its charter)


           Florida                      0-13118                  65-0805935
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

    7563 Philips Highway, Jacksonville, Florida                    32256
     (Address of principal executive offices)                    (Zip Code)

                                 (904) 296-7500
              (Registrant's telephone number, including area code)











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Item 5. Other Events and Regulation FD Disclosure.

On January 20, 2001, the board of directors of Universal Beverages Holdings Corporation took the following actions, among others:

   1. Appointed Messrs. Carlos Ripley and John Koelle to the board of directors;
   2. Removed Jonathon Moore as chairman of the board of directors and as chief executive officer; and
   3.   Appointed Donald A. Rett, Esquire as chairman of the board of directors.

Mr. Ripley resides in Humble, Texas. He is a retired investor and previously president of Booth Lumber Co. which manufactured and remanufactured lumber products. Mr. Koelle resides in Gurnee, Illinois. He is president of John W. Koelle Piano Technicians, Inc. which specializes in Steinway grand pianos. Mr. Rett is a Tallahassee, Florida attorney who was appointed to the board of directors last year.

Additionally Ms. Cydelle Mendius resigned as president of Universal Beverages Holdings Corporation but agreed to remain as a consultant. Mr. Moore and Ms. Mendius remain as directors.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     Universal Beverages Holdings Corporation
                                     ----------------------------------------
                                                   (Registrant)

      January 22, 2001                           /s/ Marsha Flaige
      ----------------                           --------------------------
           (Date)                                     (Signature)


                                             Marsha Flaige, Vice-President
                                             -----------------------------
                                                     (Print Name)